                                                                  EXHIBIT 99.3

                     CHANGE OF CONTROL SEVERANCE AGREEMENT
                     -------------------------------------

     This Change of Control Severance Agreement is entered into this 8th day of April, 1999 between Maxwell Shoe Company Inc., a Delaware corporation (the "Company"), and Richard J. Bakos (the "Employee").

                                R E C I T A L S
                                - - - - - - - -

     The Company considers it essential and in the best interest of its stockholders to foster the continuous employment of key management personnel. The Company further recognizes that, as in the case of many publicly held corporations, the possibility of a change of control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may create concerns for, and the distraction of, management personnel and may even result in departures which might have otherwise not have taken place, all to the detriment of the Company and its stockholders. The Company now desires to take steps to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Employee, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change of Control (as defined in Section 3) of the Company.

                               A G R E E M E N T
                               - - - - - - - - -

     1.  Payment of Severance Benefits Upon Change of Control.  In the event of
         ----------------------------------------------------
a Change of Control of the Company during the two-year period from the date of this Agreement, the Employee shall be entitled to the benefits set forth in
Section 2 (the "Severance Benefits"), but only if:

     (a) Employee's employment by the Company or the successor owner of its business is terminated by the Company or such successor without Cause (as defined in Section 4) during the two years after the occurrence of the Change of Control; or

     (b) the Employee terminates his employment with the Company or its successor for Good Reason (as defined in Section 5) during the two years after the occurrence of the Change of Control.

     A termination of the Employee's employment coupled with an offer of employment by an Affiliate of the Company will not constitute a termination of employment for purposes of this Agreement unless the terms of employment offered would constitute Good Reason for the Employee to terminate his employment if they were imposed by the Company and then only if the Employee does not accept the offer. An "Affiliate" of the Company is an entity controlling, controlled by or under common control with the Company as defined in Rule 405 of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The effective date of any termination of employment referred to in (a) above shall be the date specified by the Company or the successor owner of its business, and the effective date of any termination of employment referred to in
(b) above shall be the date specified in the notice of termination delivered pursuant to Section 5 or, if no date is specified in the notice, the date specified by the Employee orally or, if no such date is specified orally, the date the Employee ceases working for the Company or the successor owner of its business on a full time basis.

     2.  Definition of Severance Benefits.
         --------------------------------

     2.1  Amount of Benefits.  Except as provided in Section 2.2, the Severance
          ------------------
Benefits referred to in Section 1 shall include and be limited to a lump sum payment equal to two (2) times the Employee's average annual total compensation (including, for purposes of computing total compensation under this Section 2.1, the amount of any bonus and employee benefits accrued during the relevant period) earned during the five-year period immediately preceding the effective date of the Change of Control. Payment of the Severance Benefits shall be made within thirty (30) days after the effective date of the termination of the Employee's employment.

     Notwithstanding the above, in the case of a termination of employment prior to the occurrence of a Change of Control, the Company shall have no obligation to pay or provide any Severance Benefits.

     2.2  Excise Tax.  In the event that any amount or benefit that may be paid
          ----------
or otherwise provided to or in respect of the Employee by or on behalf of the Company or any Affiliate, whether pursuant to this Agreement or otherwise (collectively, "Covered Payments"), is or may become subject to the tax imposed under Internal Revenue Code ("Code") Section 4999 ("Excise Tax"), the Company will pay to the Employee a "Reimbursement Amount" equal to the total of: (A) any Excise Tax on the Covered Payments, plus (B) any Federal, state, and local income taxes, employment and excise taxes (including the Excise Tax) on the Reimbursement Amount, plus (C) the product of any deductions disallowed for Federal, state or local income tax purposes because of the inclusion of the Reimbursement Amount in the Employee's adjusted gross income multiplied by the Employee's combined Federal, state, and local income tax rate for the calendar year in which the Reimbursement Amount is includible in the Employee's taxable income, plus (D) any interest, penalties or additions to tax imposed under applicable law in connection with the Excise Tax or the Reimbursement Amount. For purposes of this Section 2.2, the Employee will be deemed to pay (Y) Federal income taxes at the highest applicable marginal rate of Federal income taxation applicable to individuals for the calendar year in which the Reimbursement Amount is includible in the Employee's taxable income and (Z) any applicable state and local income taxes at the highest applicable marginal rate of taxation applicable to individuals for the calendar year in which such Reimbursement Amount is includible in the Employee's taxable income, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of the Employee's adjusted gross income). The payment of a Reimbursement Amount under this Section 2.2 shall not be conditioned upon the Employee's termination of employment. Notwithstanding the foregoing provisions of this Section 2.2, if it shall be determined that, absent this sentence, the Employee is entitled to a Reimbursement Amount, but that the portion of the Covered Payments that would be treated as "parachute payments" under Code Section 280G ("Covered Parachute Payments") does not exceed 120% of the greatest amount of Covered Parachute Payments that could be paid to the Employee such that the receipt of such Covered Parachute Payments would not give rise to any Excise Tax (the "Safe Harbor Amount"), then no Reimbursement Amount shall be paid to the Employee (unless for any reason Employee is determined to be subject to the Excise Tax after application of the balance of this sentence) and the Covered Parachute Payments payable under this Agreement shall be reduced so that the Covered Parachute Payments, in the aggregate, are reduced to the Safe Harbor Amount. For purposes of reducing the Covered Parachute Payments to the Safe Harbor Amount, only amounts payable under this Agreement shall be reduced. If the reduction of the amounts payable under this Agreement would not result in a reduction of the Covered Parachute Payments to the Safe Harbor Amount, no amounts payable under this Agreement or otherwise shall be reduced pursuant to this Section 2.2. The Company shall notify the Employee of any intent to reduce the amount of any Covered Payments in accordance with this Section 2.2 (which notice, if practicable, shall be given prior to the occurrence of an event that would give rise to a Covered Parachute Payment), and Employee shall have the right to designate which of the Covered Payments shall be reduced and to what extent, provided that the Employee may not so elect to the extent that, in the determination of counsel to the Company, such election would cause the Employee to be subject to the Excise Tax.

      3.  Definition of Change of Control.  For purposes of this Agreement, a
          -------------------------------
Change of Control shall mean the occurrence of one or more of the following three events:

          (a) any one beneficial stockholder or affiliated group of beneficial stockholders becomes at any time the beneficial holder of twenty-five percent (25%) or more of the aggregate voting power of the issued and outstanding securities of the Company with rights to vote for the election of directors of the Company;

          (b) at any time after any "reorganization" involving the Company, as such term is defined in section 368 of the Code, or any other type of reorganization, recapitalization, merger, consolidation or sale of assets involving the Company, or a contested election of a Company director, or any combination of the foregoing, the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board of Directors of the Company; or

          (c) at any time after a tender offer or exchange offer for voting securities of the Company (other than by the Company), the individuals who were directors of the Company immediately prior thereto shall cease to constitute a majority of the Board of Directors of the Company.

      4.  Definition of Termination for Cause.  The Employee's employment shall
          -----------------------------------
be deemed to have been terminated for "Cause" if such employment terminates as a result of:

          (a) the Employee committing fraud, misappropriation or embezzlement in the performance of duties as an employee of the Company;

          (b) the Employee's conviction of a felony involving a crime of moral turpitude;

          (c) the Employee's willful disregard of any written directive of the Board of Directors of the Company that is not inconsistent with the Company's Certificate of Incorporation, by-laws or applicable law;

          (d) an act of the Employee constituting willful material breach by the Employee of any material provision of this Agreement; or

          (e) the Employee willfully engaging in any business activity that materially conflicts with the Employee's duties owed to the Company.

     5.  Definition of "Good Reason."  For purposes of this Agreement the
         ----------------------------
Employee shall be deemed to have terminated his employment for "Good Reason" if such a termination results from the Company's:

     (a) failure to maintain the Employee at the position or positions in which he currently serves at the Company;

     (b) engagement in conduct that, against the Employee's volition, would cause the Employee to commit fraudulent acts or would expose the Employee to criminal liability;

     (c) reduction or attempts to reduce the Employee's annual compensation from the rate existing on the date hereof;

     (d)  removal or attempts to remove from the Employee a title or an office;

     (e) change or attempts to change significantly the Employee's responsibilities and/or duties which constitutes a demotion in the judgment of the Employee (such judgment being exercised in good faith); or

     (f) requirement of the Employee to be regularly based at any office or location that is more than 50 miles from the Company's current headquarters in Hyde Park (Boston), Massachusetts.

     Notwithstanding the foregoing, none of the events referred to in (a) through (f) above shall constitute Good Reason unless the Employee gives written notice to the Company of his election to terminate his employment for such reason within 90 days after he becomes aware of the existence of facts or circumstances constituting Good Reason. Such notice shall set forth in reasonable detail the facts and circumstances constituting the Good Reason and, if the Good Reason is a curable condition, shall provide the Company with 30 days to cure such condition. The notice shall also specify the date when the termination of employment is to become effective (if the Good Reason is not curable or is curable but not cured within the 30 days), which date shall be not less than 60 days and not more than 180 days from the date the notice is given.

     6.  Employment At Will.  The employment relationship contemplated by this
         ------------------
Agreement is an at will relationship under which either the Employee or the Company has the right at any time to terminate the employment relationship with or without Cause or Good Reason and without notice, subject only to the payment of the Severance Benefits set forth in

Section 2 to the extent that they become payable under the terms of this Agreement. Nothing in this Agreement is intended to create a term of employment for a period of years or otherwise.

     7.  Mitigation.  The Employee shall not be required to mitigate the amount
         ----------
of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any Severance Benefit provided for in this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer.

     8.  Assumption of Agreement.  The Company will require any successor
         -----------------------
(whether by purchase of assets, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform all of the obligations of the Company under this Agreement (including the obligation to cause any subsequent successor to also assume the obligations of this Agreement) unless such assumption occurs by operation of law.

     9.  Assignment and Successors in Interest.  This Agreement is personal to
         -------------------------------------
the Employee and is not assignable by him. This Agreement shall inure to the benefit of and be enforceable by the Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees, and is binding upon the successors and assigns of the Company.

     10.  Withholding Taxes.  Any payments provided for hereunder shall be paid
          -----------------
net of any applicable withholding required under federal, state or local law.

     11.  Notice.  Any notice required or permitted to be given hereunder shall
          ------
be effective when received and shall be sufficient if in writing and if personally delivered or sent by certified or registered mail, return receipt requested, to the party to receive such notice at its or his address set forth below or at such other address as a party may by notice specify to the other.


     If to the Company:                     If to the Employee:

     Maxwell Shoe Company Inc.              Richard J. Bakos
     101 Sprague Street                     1059 Grove Street
     P.O. Box 37                            Framingham, MA 01701
     Readville (Boston), MA  02137
     Attn:  Mark J. Cocozza,
     Chairman

     With a copy to:

     Jonathan K. Layne, Esq.
     Gibson, Dunn & Crutcher LLP
     333 South Grand Avenue
     Los Angeles, CA  90071

     12.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed for all purposes by the laws of The Commonwealth of Massachusetts.

     13. Interpretation. In case any one or more of the provisions contained in
         --------------
this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14. Arbitration of Disputes. Any controversy or claim arising out of, or
         -----------------------
relating to, any provision of this Agreement shall be settled by binding arbitration in accordance with the laws of The Commonwealth of Massachusetts by three arbitrators, one of whom shall be appointed by the Company, one by the Employee, and the third by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association in the City of Boston. Such arbitration shall be conducted in the City of Boston in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators, which shall be as provided in this
Section 14. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

     15. Legal Fees. Any legal expenses incurred by either party to this
         ----------
Agreement in enforcing its or his rights hereunder (including any legal expenses incurred with respect to any arbitration proceeding pursuant to Section 14 hereof) shall be borne and paid solely by such party. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, no provision of this Agreement shall be construed as a limitation on or waiver of any rights that one party to this Agreement may have to be reimbursed by the other party to this Agreement for such first party's attorneys' fees pursuant to any statute or other applicable law.

     16. Entire Agreement. This Agreement sets forth the entire agreement of the
         ----------------
parties with respect to the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, commitments, communications, representations, or warranties, whether oral or written except that nothing in this Agreement shall amend or supersede any employment or stock option agreement in effect on the date hereof.

     17. Amendment and Waiver.  This Agreement may not be amended, supplemented
         --------------------
or waived except by a writing signed by the party against which such amendment, supplement or waiver is to be enforced. The waiver by any party of a breach of any provision of this Agreement shall not operate to waive, or be construed as a waiver of, any other breach of that provision nor as a waiver of any breach of another provision.

     18. Counterparts.  This Agreement may be executed in two counterparts each
         ------------
of which shall be deemed an original but both of which together shall constitute one and the same instrument.

     Upon execution below by both parties, this Agreement will enter into full force and effect as of April 8, 1999.


MAXWELL SHOE COMPANY INC.

By:  /s/ Mark J. Cocozza                      /s/ Richard J. Bakos
    --------------------------               ------------------------
         Mark J. Cocozza                          Richard J. Bakos
            President
                                                  1059 Grove St.
                                             ------------------------
                                               Framingham, MA 01701
                                             ------------------------
                                                     (Address)